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                                  SCHEDULE 14C
                                 (Rule 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant  (X)
Filed by a Party other than the Registrant  ( )

Check the appropriate box:

(X) Preliminary Information Statement    ( ) Confidential, for Use of the
( ) Definitive Information Statement         Commission Only as permitted by
                                             Rule 14c-6(e)(2)

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                                EQ ADVISORS TRUST

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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)     No fee required.
( )     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)     Title of each class of securities to which transaction applies:

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(2)     Aggregate number of securities to which transaction applies:

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(3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

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(4)     Proposed maximum aggregate value of transaction:

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(5)     Total fee paid:

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( )     Fee paid with preliminary materials.
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)      Amount Previously Paid:

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        (2)      Form, Schedule or Registration Statement No.:

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        (3)      Filing Party:

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        (4)      Date Filed:



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SUPPLEMENT DATED AUGUST [14], 2000 TO THE CURRENT PROSPECTUSES AND STATEMENTS OF
ADDITIONAL INFORMATION ("SAIs") FOR:

o        EQ ADVISORS TRUST
o        EQUITABLE VARIABLE LIFE PRODUCTS
o        EQUITABLE VARIABLE ANNUITY PRODDUCTS and

INFORMATION STATEMENT

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                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY

This Supplement updates the current prospectuses and statements of additional information for certain variable annuity contracts and variable life insurance policies ("Product Prospectus" and "SAIs") issued by The Equitable Life Assurance Society of the United States ("Equitable") and the Prospectus and Statement of Additional Information ("SAI") of EQ Advisors Trust ("Trust"). You should read this Supplement in conjunction with the Product Prospectus and Trust Prospectus ("Prospectuses") and retain them for future reference. In addition, the information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended ("Exchange Act").

For the reasons described below, effective August 8, 2000, T. Rowe Price International, Inc. became the Adviser to the T. Rowe Price International Stock Portfolio ("Portfolio") of the Trust. All references to the Portfolio's former Adviser, Rowe-Price Fleming International, Inc. are replaced with T. Rowe Price International, Inc. (throughout the Prospectuses and SAIs).

Equitable, in its capacity as the Investment Manager of the Trust, has been granted relief by the Securities and Exchange Commission that permits Equitable, subject to the approval of the Board of Trustees and without the approval of shareholders to: (i) select new or additional Advisers for each Portfolio; (ii) enter into new Advisory Agreements and/or materially modify the terms of any existing Advisory Agreement; (iii) terminate any existing Adviser and replace the Adviser; and (iv) continue the employment of an existing Adviser on the same contract terms where the Advisory Agreement has been assigned because of a change of control of the Adviser.

At a meeting of the Board of Trustees of the Trust held on July 11, 2000, the Board of Trustees, including the Trustees who are not "interested persons" of the Trust, the Manager, the Adviser or the Distributor's (as that term is defined in the Investment Company Act of 1940, as amended) ("Independent Trustee(s)"), unanimously approved the Manager's proposal to select and appoint
T. Rowe Price International, Inc. (TRPI") as the Adviser for the T. Rowe Price International Portfolio ("Portfolio") of the Trust and a new investment advisory agreement between Equitable and TRPI. TRPI is the successor to the Portfolio's previous Adviser, Rowe Price-Fleming International, Inc. ("RPFI"), which was a 50/50 joint venture between T. Rowe Price Associates, Inc. ("T. Rowe Price") and London-based Robert Flemings Holdings, Limited ("Flemings"). On August

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1, 2000, T. Rowe Price purchased Fleming's 50% interest in RPFI and as a result, became the sole owner of RPFI. Because a 50% change in ownership may be considered to be a change in control of RPFI and thus be deemed an "assignment" under the Investment Company Act of 1940, the existing investment advisory agreement between the Equitable and RPFI automatically terminated.

In approving TRPI as the New Adviser for the Portfolio, the Board of Trustees considered, among other things, (i) the change in ownership of RPFI and T. Rowe Price's increased commitment to international investing, (ii) the nature, quality and extent of the services expected to be rendered by TRPI, including the credentials and investment experience of its officers and employees; (iii) TRPI's investment approach; (iv) the structure of TRPI and its ability to provide services to the Portfolio, based on both its financial condition as well as its performance record; and (v) indirect costs and benefits of TRPI serving as the Adviser to the Portfolio. The Trustees determined that the new investment advisory agreement between Equitable and TRPI is in the best interests of the Portfolio and its shareholders. The terms and conditions of the investment advisory agreement between Equitable and TRPI are identical to those of the advisory agreement between Equitable and RPFI.

TRPI is a wholly-owned subsidiary of T. Rowe Price. The Chairman and President of T. Rowe Price is George A. Roche. The other members of the Board of Directors of T. Rowe Price are Edward C. Bernard, James E. Halbkat, Jr., Donald B. Hebb, Jr., Henry H. Hopkins, James A.C. Kennedy, John H. Laporte, Richard L. Menschel, William T. Reynolds, James S. Riepe, Brian C. Rogers, Robert L. Strickland, David Testa, Philip C. Walsh and Anne Marie Whittemore. TRPI serves as investment adviser to the following mutual funds, which have investment objectives similar to the Portfolio: T. Rowe Price International Funds, Inc: T. Rowe Price International Stock Fund; T. Rowe Price International Series, Inc: T. Rowe Price International Stock Portfolio; The Commerce Funds - The international Equity Fund; Endeavor Series Trust - T. Rowe Price International Stock Portfolio; John Hancock Variable Series Trust I - International Opportunities Portfolio; John Hancock Variable Series Trust I - International Opportunities II Portfolio; LB Series Fund, Inc. - World Growth Portfolio; Lutheran Brotherhood Family of Funds - Lutheran Brotherhood World Growth Fund; and Manufacturers Investment Trust - International Stock Trust.